Exhibits No. 20.1:

                        CIT Home Equity Loan Trust 2002-1
            Home Equity Loan Asset Backed Certificates, Series 2002-1
                          Master Servicer's Certificate

                                                       Due Period     11/30/2003
                                               Determination Date     12/22/2003
                                                Distribution Date     12/26/2003


I     Available in Certificate Account
      Principal collected on Mortgage Loans                                                                          14,200,384.87
      All Liquidation Proceeds with respect to Principal                                                              1,183,633.10
      Recoveries on previously Liquidated Mortgages with respect to Principal                                            55,407.90
      Principal portion of Purchase Price on Repurchased Mortgage Loans                                                       0.00
      Substitution Adjustment with respect to Principal                                                                       0.00
                                                                                                                     --------------

                              Principal Distribution Amount                                                          15,439,425.87

      Interest collected on Mortgage Loans                                                                            3,473,106.20
      Interest portion of Purchase Price on Repurchased Mortgage Loans                                                        0.00
      Recoveries on previously Liquidated Mortgages with respect to Interest                                             10,164.81
      Substitution Adjustment with respect to Interest                                                                        0.00
      Master Servicer Monthly Advances (net of Compensating Interest)                                                   799,626.12
      Reimbursement of previous months Servicer Advances                                                              (672,586.24)
      Compensating Interest
                                                                                                                          7,873.41
      Investment Earnings on Certificate Account                                                                              0.00
                                                                                                                     --------------

                              Interest Remittance Amount                                                              3,618,184.30

      Amount not Required to be deposited                                                                                     0.00

                              Total available in the Certificate Account                                             19,057,610.17

II    Distributions                                                                      Per $ 1,000                     Amount
                                                                                         ------------                -------------
1.    Aggregate Class AF -1A Distribution                                                 0.00000000                          0.00

2.    Aggregate Class AF-1B Distribution                                                  0.00000000                          0.00

3.    Aggregate Class A-2 Distribution                                                    0.00000000                          0.00

4.    Aggregate Class A-3 Distribution                                                   137.95131958                 9,462,081.01

5.    Aggregate Class A-4 Distribution                                                    4.97500000                    249,695.25

6.    Aggregate Class A-5 Distribution                                                    5.59166677                    174,515.92

7.    Aggregate Class A-6 Distribution                                                    5.16666674                    244,176.67

8.    Aggregate Class A-7 Distribution                                                   21.33972356                  4,801,437.80

9.    Aggregate Class MF-1 Distribution                                                   5.47500000                    195,293.25

10    Aggregate Class MF-2 Distribution                                                   5.88333333                    198,209.50

11.   Aggregate Class BF Distribution                                                     6.21666654                    160,141.33

12.   Aggregate Class AV Distribution                                                    15.91303866                  2,737,520.04

13.   Aggregate Class MV-1 Distribution                                                   1.56614551                     21,095.98

14.   Aggregate Class MV-2 Distribution                                                   2.03975735                     22,192.56

15.   Aggregate Class BV Distribution                                                     2.59947934                     28,308.33

16.   Aggregate Class X-IO Distribution                                                   0.00000000                    469,945.69

17.   Aggregate Class R Distribution                                                                                          0.00

18.   Aggregate Master Servicer Distribution                                                                            292,996.84
                                                                                                                     -------------

                                                        Total Distributions =                                        19,057,610.17

III   Certificate Class Balances                                                            Factor %                    Amount
                                                                                         ------------               --------------

      Opening Senior Class A Certificate Balances as reported in prior
      Monthly Master Servicer Report for Group I Certificates:
                        (a)  Class AF-1A                                                   0.00000000%                        0.00
                        (b)  Class AF-1B                                                   0.00000000%                        0.00
                        (c)  Class A-2                                                     0.00000000%                        0.00
                        (d)  Class A-3                                                    95.28144212%               65,353,541.15
                        (e)  Class A-4                                                   100.00000000%               50,190,000.00
                        (f)  Class A-5                                                   100.00000000%               31,210,000.00
                        (g)  Class A-6                                                   100.00000000%               47,260,000.00
                        (h)  Class A-7                                                    41.05954376%               92,383,973.46
                                                                                                                    --------------
                                                                                                                    286,397,514.61

      Opening Subordinated Class MF & BF Certificate Balances as reported in prior Monthly Master Servicer Report for Group I Certificates:
                        (a)  Class MF-1                                                  100.00000000%               35,670,000.00
                        (b)  Class MF-2                                                  100.00000000%               33,690,000.00
                        (c)  Class BF                                                    100.00000000%               25,760,000.00
                                                                                                                    --------------
                                                                                                                     95,120,000.00

      Opening Senior Class AV Certificate Balances as reported in prior
      Monthly Master Servicer Report for Group II Certificates:
                        (a)  Class AV                                                     36.21628638%               62,302,877.46

      Opening Subordinated Class MV & BV Certificate Balances as reported in prior Monthly Master Servicer Report for Group II Certificates:
                        (b)  Class MV-1                                                  100.00000000%               13,470,000.00
                        (c)  Class MV-2                                                  100.00000000%               10,880,000.00
                        (d)  Class BV                                                    100.00000000%               10,890,000.00
                                                                                                                    ---------------
                                                                                                                     97,542,877.46

IV    Principal Distribution Amount

1(a). Basic Principal Amount                                                                         No.                 Amount
                                                                                                     ---             -------------
                 (a) Stated principal collected                                                                         683,145.58
                 (b) Principal Prepayments                                                           176             13,517,239.29
                 (c) Liquidation Proceeds                                                                             1,239,041.00
                 (d) Repurchased Mortgage Loans                                                        0                      0.00
                 (e) Substitution Adjustment related to Principal                                                             0.00
                 (f) Recoveries on previously Liquidated Mortgages with respect to Principal                                  0.00
                                                                                                                     -------------

                                                                       Total Basic Principal                         15,439,425.87

1(b). Subordination Increase Amount                                                                                     771,484.82

                                                                                                                     -------------
                                                                Total Principal Distribution                         16,210,910.69

2(a). Class AF Principal Distribution Amount for Group I Certificates:
                                                                                         Per $ 1,000
                                                                                         ------------
                 1.  Class AF-1A                                                          0.00000000                          0.00
                 2.  Class AF-1B                                                          0.00000000                          0.00
                 3.  Class A-2                                                            0.00000000                          0.00
                 4.  Class A-3                                                           133.83039714                 9,179,426.94
                 5.  Class A-4                                                            0.00000000                          0.00
                 6.  Class A-5                                                            0.00000000                          0.00
                 7.  Class A-6
                       (a) Class A-6 Lockout Percentage                                                   0.00%
                       (b)  Class A-6 Lockout Distribution Amount                         0.00000000                          0.00
       7         8.  Class A-7                                                           19.42018987                  4,369,542.72

2(b). Class MF & BF Principal Distribution Amount Group I Certificates:
                 1.  Class MF-1                                                           0.00000000                          0.00
                 2.  Class MF-2                                                           0.00000000                          0.00
                 3.  Class BF                                                             0.00000000                          0.00

2(c). Class AV Principal Distribution Amount Group II Certificates:
                 1.  Class AV                                                            15.47370244                  2,661,941.03

2(d). Class AV Principal Distribution Amount Group II Certificates:
                 1.  Class MV-1                                                           0.00000000                          0.00
                 2.  Class MV-2                                                           0.00000000                          0.00
                 3.  Class BV                                                             0.00000000                          0.00

2(e)  Class M Applied Realized Loss for Group I Certificates:
                 1.  Class MF-1                                                           0.00000000                          0.00
                 2.  Class MF-2                                                           0.00000000                          0.00
                 3.  Class BF                                                             0.00000000                          0.00

2(f)  Class B Applied Realized Loss for Group II Certificates:
                 1.  Class MV-1                                                           0.00000000                          0.00
                 2.  Class MV-2                                                           0.00000000                          0.00
                 3.  Class BV                                                             0.00000000                          0.00

                                                                                           Factor %                     Amount
                                                                                         ------------               --------------
      Ending Senior Class A Certificate Balances after distributions of principal in this Monthly Master Servicer Report for Group I
      Certificates:
                 (a)  Class AF-1A                                                          0.00000000%                        0.00
                 (b)  Class AF-1B                                                          0.00000000%                        0.00
                 (c)  Class A-2                                                            0.00000000%                        0.00
                 (d)  Class A-3                                                           81.89840241%               56,174,114.21
                 (e)  Class A-4                                                          100.00000000%               50,190,000.00
                 (f)  Class A-5                                                          100.00000000%               31,210,000.00
                 (g)  Class A-6                                                          100.00000000%               47,260,000.00
                 (h)  Class A-7                                                           39.11752477%               88,014,430.74
                                                                                                                    --------------
                                                                                                                    272,848,544.95

      Ending Subordinated Class MF & BF Certificate Balances after distributions of principal in this Monthly Master Servicer Report Group
      I Certificates:
                 (a)  Class MF-1                                                         100.00000000%               35,670,000.00
                 (b)  Class MF-2                                                         100.00000000%               33,690,000.00
                 (c)  Class BF                                                           100.00000000%               25,760,000.00
                                                                                                                    --------------
                                                                                                                     95,120,000.00

      Ending Senior Class AV Certificate Balances after distributions of principal in this Monthly Master Servicer Report for Group II
      Certificates:
                 (a)  Class AV                                                            34.66891614%               59,640,936.43

      Ending Subordinated Class MV & BV Certificate Balances after distributions of principal in this Monthly Master Servicer Report for
      Group II Certificates:
                 (b)  Class MV-1                                                         100.00000000%               13,470,000.00
                 (c)  Class MV-2                                                         100.00000000%               10,880,000.00
                 (d)  Class BV                                                           100.00000000%               10,890,000.00
                                                                                                                    ---------------
                                                                                                                     94,880,936.43

V     Interest Distribution Amount

      Fixed Rate Certificates
                 (b) Fixed Rate Certificates applicable Pass-Through Rate
                               1. Class AF-1A                                                 1.25875%
                               2. Class AF-1B                                                 3.48300%
                               3. Class A-2                                                   4.57000%
                               4. Class A-3                                                   5.19000%
                               5. Class A-4                                                   5.97000%
                               6. Class A-5                                                   6.71000%
                               7. Class A-6                                                   6.20000%
                               8. Class A-7                                                   5.61000%
                               9. Class MF-1                                                  6.57000%
                              10. Class MF-2                                                  7.06000%
                              11. Class BF                                                    7.46000%

      Variable Rate Certificates

                 (b) LIBOR Rate                                                               1.11875%

                               1. Class AV                                                    1.40875%
                               2. Class MV-1                                                  1.81875%
                               3. Class MV-2                                                  2.36875%
                               4. Class BV                                                    3.01875%

      INTEREST REMITTANCE AMOUNT
         1.  Interest collected on Mortgage Loans                                        3,473,079.59
         2.  Interest advanced on Mortgage Loans                                           127,039.88
         3.  Compensating Interest on Mortgage Loans                                         7,873.41
         4.  Substitution Adjustment interest                                                    0.00
         5.  Purchase Price interest on repurchased accounts                                     0.00
         6.  Liquidation Proceeds interest portion                                              26.61
         7.  Recoveries on previously Liquidated Mortgages with respect to Interest         10,164.81
                     TOTAL INTEREST REMITTANCE AMOUNT                                                                 3,618,184.30

      Current Interest Requirement
                               1. Class AF-1A  @ applicable Pass-Through Rate                                                 0.00
                               2. Class AF-1B @ applicable Pass-Through Rate                                                  0.00
                               3. Class A-2 @ applicable Pass-Through Rate                                                    0.00
                               4. Class A-3 @ applicable Pass-Through Rate                                              282,654.07
                               5. Class A-4 @ applicable Pass-Through Rate                                              249,695.25
                               6. Class A-5 @ applicable Pass-Through Rate                                              174,515.92
                               7. Class A-6 @ applicable Pass-Through Rate                                              244,176.67
                               8. Class A-7 @ applicable Pass-Through Rate                                              431,895.08
                               9. Class MF-1 @ applicable Pass-Through Rate                                             195,293.25
                              10. Class MF-2 @ applicable Pass-Through Rate                                             198,209.50
                              11. Class BF @ applicable Pass-Through Rate                                               160,141.33
                              12. Class AV @ applicable Pass-Through Rate                                                75,579.01
                              13. Class MV-1 @ applicable Pass-Through Rate                                              21,095.98
                              14. Class MV-2 @ applicable Pass-Through Rate                                              22,192.56
                              15. Class BV  @ applicable Pass-Through Rate                                               28,308.33

      Interest Carry Forward Amount
                               1. Class AF-1A                                                    0.00
                               2. Class AF-1B                                                    0.00
                               3. Class A-2                                                      0.00
                               4. Class A-3                                                      0.00
                               5. Class A-4                                                      0.00
                               6. Class A-5                                                      0.00
                               7. Class A-6                                                      0.00
                               8. Class A-7                                                      0.00
                               9. Class MF-1                                                     0.00
                              10. Class MF-2                                                     0.00
                              11. Class BF                                                       0.00
                              12. Class AV                                                       0.00
                              13. Class MV-1                                                     0.00
                              14. Class MV-2                                                     0.00
                              15. Class BV                                                       0.00
                              16. Class X-IO                                                     0.00

      Certificates Interest Distribution Amount

                                                                                          Per $ 1,000
                                                                                          -----------
                               1. Class AF-1A                                              0.00000000                         0.00
                               2. Class AF-1B                                              0.00000000                         0.00
                               3. Class A-2                                                0.00000000                         0.00
                               4. Class A-3                                                4.12092244                   282,654.07
                               5. Class A-4                                                4.97500000                   249,695.25
                               6. Class A-5                                                5.59166677                   174,515.92
                               7. Class A-6                                                5.16666674                   244,176.67
                               8. Class A-7                                                1.91953369                   431,895.08
                               9. Class MF-1                                               5.47500000                   195,293.25
                              10. Class MF-2                                               5.88333333                   198,209.50
                              11. Class BF                                                 6.21666654                   160,141.33
                              12. Class AV                                                 0.43933622                    75,579.01
                              13. Class MV-1                                               1.56614551                    21,095.98
                              14. Class MV-2                                               2.03975735                    22,192.56
                              15. Class BV                                                 2.59947934                    28,308.33
                                                                                                                      ------------
                                                                                                                      2,083,756.95

VI    Credit Enhancement Information

                                                                                             Group I       Group II          Total
                 (a) Senior Enhancement Percentage                                             28.50%         41.83%         70.32%

                 (b) Overcollateralization Amount:
                               1. Opening Overcollateralization Amount                 12,683,784.02   7,461,499.72  20,145,283.74
                               2. Ending Overcollateralization Amount                  12,683,784.02   7,461,499.72  20,145,283.74
                               3. Targeted Overcollateralization Amount                12,683,784.02   7,461,499.72  20,145,283.74
                               4. Subordination Deficiency                                      0.00           0.00           0.00
                               5. Overcollateralization Release Amount                          0.00           0.00           0.00

VII   Trigger Information

              1. (a) 60+ Delinquency  Percentage                                               12.35%         16.30%
                 (b) Delinquency Event in effect
                        (Group I > 50% or Group II > 40% of Sr. Enhacement)?                      NO             NO


              2. (a) Cumulative Loss Percentage                                                 0.65%          0.45%
                 (b) Applicable Loss Percentage for current Distribution                        2.25%          3.25%
                 (c) Cumulative Loss Trigger Event in effect                                      NO             NO

VIII  Pool Information                                                                          No.                     Amount
                                                                                               -----                --------------
                 (a) Closing Mortgage Loan Principal Balance:
                         1.   Fixed Rate                                                       5,753                380,652,328.97
                         2.  Adjustable Rate                                                   1,158                102,342,436.15

                                 Total Closing Mortgage Loan Principal Balance:                6,911                482,994,765.12

                 (b) Balloon Mortgage Loans
                         1.   Fixed Rate                                                         316                 21,267,036.71
                         2.  Adjustable Rate                                                       0                          0.00

                                 Total Balloon Mortgage Loans:                                   316                 21,267,036.71

                 (c) Weighted Average Mortgage Rate:
                         1. Fixed Rate                                                                                       9.879%
                         2. Adjustable Rate                                                                                  8.683%

                                 Total  Weighted Average Mortgage Rate                                                      9.626%

                 (d) Weighted Average Net Mortgage Rate:
                         1. Fixed Rate                                                                                      9.366%
                         2. Adjustable Rate                                                                                 8.220%

                 (e) Weighted Average Remaining Maturity:
                         1. Fixed Rate                                                                                      266.50
                         2. Adjustable Rate                                                                                 322.67

                 (f) Weighted Average Original Maturity:
                         1. Fixed Rate                                                                                      313.11
                         2. Adjustable Rate                                                                                 358.65

IX    Delinquency Information                                                                   No.         %           Amount
                                                                                               -----------------------------------
      A.  Fixed Rate Mortgage Loans:
                 (a) Delinquent Contracts:
                         1. 31 - 59 Day Accounts                                                 365        6.32%    24,044,860.12
                         2. 60 - 89 Day Accounts                                                 110        1.70%     6,468,720.12
                         3. 90+  Day Accounts                                                    401        7.49%    28,518,697.10

                 (b) Mortgage Loans - In Foreclosure                                             271        5.01%    19,059,761.57
                 (c) REO Property Accounts                                                       183        3.50%    13,318,579.34

      B.  Adjustable Rate Mortgage Loans:
                 (a) Delinquent Contracts:

                         1. 31 - 59 Day Accounts                                                 102        7.86%     8,041,076.48
                         2. 60 - 89 Day Accounts                                                  39        2.99%     3,065,079.81
                         3. 90+  Day Accounts                                                    105        9.92%    10,149,347.13

                 (b) Mortgage Loans - In Foreclosure                                              80        7.35%     7,522,127.66
                 (c) REO Property Accounts                                                        45        3.61%     3,691,728.14

      C.         Total For All Mortgage Loans (a) Delinquent
                 Contracts:
                         1. 31 - 59 Day Accounts                                                 467        6.64%    32,085,936.60
                         2. 60 - 89 Day Accounts                                                 149        1.97%     9,533,799.93
                         3. 90+  Day Accounts                                                    506        8.01%    38,668,044.23

                 (b) Mortgage Loans - In Foreclosure                                             351        5.50%    26,581,889.23
                 (c) REO Property Accounts                                                       228        3.52%    17,010,307.48

X     Realized Losses                                                                            No.                     Amount
                                                                                                ----                 -------------
              1. (a) Gross Realized Losses during the period                                      23                  2,010,525.82

                 (b) Realized Losses during the period
                         1. Group I                                                                                     665,563.16
                         2. Group II                                                                                    105,921.66
                                                                                                                     -------------

                                               Total                                                                    771,484.82

                  (c)  Cumulative Gross Realized Losses                                          154                 13,237,868.98

                  (d)  Cumulative Realized Losses

                         1. Group I                                                                                   5,185,953.45
                         2. Group II                                                                                    937,369.88

                                               Total                                                                  6,123,323.33

                  (e)  Cumulative Applied Realized Losses

                               i. Class B-4                                                                                   0.00
                              ii. Class B-3                                                                                   0.00
                             iii. Class B-2                                                                                   0.00
                              iv. Class B-1                                                                                   0.00
                               v. Class M-2                                                                                   0.00
                              vi. Class M-1                                                                                   0.00

XI    Miscellaneous Information
              1. (a) Monthly Master Servicer Fee

                               i. Monthly Servicing Fee                                                                 208,002.37
                              ii. Mortgage Fees                                                                          78,455.67
                             iii. Mortgage Insurance Premium Reimbursement                                                6,538.81
                              iv. Certificate Account Investment Earnings                                                     0.00

                 (b) Amount of prior unpaid Master Servicing Fees paid with this distribution                                 0.00

                 (c) Total Master Servicing Fees paid with this distribution                                            292,996.84

                 (d) Amount of unpaid Master Servicing Fees as of this distribution                                           0.00


              2. (a) Opening Master Servicer Advance Balance                                                         12,354,204.65

                 (b) Current Advance (exclusive of Compensating Interest)                                               799,626.12

                 (c) Reimbursement of prior Master Servicer Advances                                                   (672,586.24)
                                                                                                                     -------------

                 (d) Ending Master Servicer Advance Balance                                                          12,481,244.53


              3. Current period Compensating Interest                                                                     7,873.41

              4. (a) Stepdown Date in effect?                                                     NO